UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2006

Annual Report
to Shareholders

DWS Short Duration Plus Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In addition, the fund is subject to liquidity risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. The fund limits its investments in illiquid securities to 15% of net assets. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Returns shown for Class A shares prior to its inception on November 29, 2002 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of DWS Short Duration Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 23, 2006, Investment Class was renamed Class S.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 includes a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/06
DWS Short Duration Plus Fund	1-Year	3-Year	5-Year	Life of Fund**
Investment Class*	4.80%	4.73%	4.73%	5.30%
Class A	4.71%	4.61%	4.55%	5.09%
Class C	4.07%	3.88%	3.80%	4.31%
Lehman 1-3 Year Government/Credit Index+	3.90%	2.17%	3.22%	4.53%

Sources: Lipper Inc. and Deutsche Asset Management Americas Inc.

* On October 23, 2006, Investment Class was renamed Class S (see Note J, Subsequent Event).

** The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.

Net Asset Value and Distribution Information
	Class A	Class C	Investment Class*
Net Asset Value: 9/30/06	$ 9.88	$ 9.87	$ 9.89
9/30/05	$ 9.93	$ 9.93	$ 9.93
Distribution Information: Twelve Months: Income Dividends as of 9/30/06	$ .38	$ .32	$ .38
Capital Gains Distributions as of 9/30/06	$ .12	$ .12	$ .12
September Income Dividend	$ .0300	$ .0242	$ .0300
SEC 30-day Yield as of 9/30/06**	5.78%	5.32%	5.94%
Current Annualized Distribution Rate as of 9/30/06**	3.64%	2.94%	3.64%

* On October 23, 2006, Investment Class was renamed Class S (see Note J).

** The SEC yield is net investment income per share earned over the month ended September 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.44%, 4.84% and 5.72% for Class A, C and Investment Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.30%, 2.46% and 3.42% for Class A, C and Investment Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Investment Class Lipper Rankings — Short Investment Grade Debt Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	11	of	233	5
3-Year	3	of	192	2
5-Year	1	of	139	1

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Plus Fund — Investment Class* [] DWS Short Duration Plus Fund — Class A [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended September 30

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/06
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	Life of Fund**
Investment Class*	Growth of $10,000	$10,480	$11,488	$12,600	$14,936
	Average annual total return	4.80%	4.73%	4.73%	5.30%
Class A	Growth of $10,000	$10,183	$11,132	$12,149	$14,299
	Average annual total return	1.83%	3.64%	3.97%	4.71%
Class C	Growth of $10,000	$10,407	$11,209	$12,052	$13,886
	Average annual total return	4.07%	3.88%	3.80%	4.31%
Lehman 1-3 Year Government/Credit Index+	Growth of $10,000	$10,390	$10,664	$11,716	$14,099
	Average annual total return	3.90%	2.17%	3.22%	4.53%

The growth of $10,000 is cumulative.

* On October 23, 2006, Investment Class was renamed Class S (see Note J, Subsequent Event).

** The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.

+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return	Class A	Class C	Investment Class*
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,034.30	$ 1,030.00	$ 1,034.20
Expenses Paid per $1,000**	$ 4.49	$ 7.63	$ 4.49
Hypothetical 5% Fund Return	Class A	Class C	Investment Class*
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,020.66	$ 1,017.55	$ 1,020.66
Expenses Paid per $1,000**	$ 4.46	$ 7.59	$ 4.46

* On October 23, 2006, Investment Class was renamed Class S (see Note J, Subsequent Event).

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Investment Class
DWS Short Duration Plus Fund	.88%	1.50%	.88%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short Duration Plus Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2002.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Managers Bill Chepolis and Matthew MacDonald discuss the fund's strategy and the market environment during the 12-month period ended September 30, 2006.

Q: How did DWS Short Duration Plus Fund perform during the annual period?

A: The fund's Class A shares produced a total return of 4.71% for the 12 months ended September 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower.) The fund's benchmark, the Lehman 1-3 Year Government/Credit Index, produced a total return of 3.90% for the same period.1 The average return for the Lipper Short Investment Grade Debt Funds category for the 12 months was 3.59%.2 (Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

1 The Lehman 1-3 Year Government/Credit Index, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.

2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category. For the 1-, 5- and 10-year periods this category's average was 3.59% (233 funds), 2.78% (139 funds) and 4.46% (71 funds), respectively, as of 9/30/06.

Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index or Lipper category.

Q: Please describe the market environment for the fund over the six-month period.

A: For much of the period, the biggest underlying trend impacting the fixed-income markets continued to be the ongoing, gradual increase in short-term interest rates engineered by the US Federal Reserve Board (the Fed). The Fed adjusted the benchmark federal funds rate upward six times over the period in 25 basis point (0.25%) increments, from 3.75% to its current 5.25%. Short-term rates followed the fed funds rate higher, while longer term rates rose as well, breaking out of their relatively narrow trading range of the prior two years. The net result was that bond prices, which generally move in the opposite direction of interest rates, came under pressure.

As the period progressed, US economic growth showed some signs of moderating, and after 17 consecutive quarter point increases in the fed funds rate, the Fed paused in August. Market participants have focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. Despite this undercurrent of concern over the economy's strength, inflation has remained generally stable rather than easing. As the quarter closed, the market appeared to anticipate the Fed beginning to shift into easing mode, as the yield curve was actually inverted between two and 10 years. To illustrate, over the course of this 12-month period, the two-year Treasury note yield rose 52 basis points to 4.68%, while the 10-year Treasury yield rose 30 basis points to 4.63%.

Q: Can you outline the fund's approach to investing in the bond market?

A: The fund continues to seek to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. To help support the goal of providing a relatively stable share price, we have been targeting a short overall portfolio duration in line with that of the fund's peer group. Duration is a standard measure of interest rate sensitivity used in fixed-income portfolios. In determining a neutral stance for the fund, in addition to looking at the duration of the fund's peer group we take into account the duration of the fund's benchmark, the Lehman 1-3 Year Government/Credit Index. Over the period, the fund's average duration was closely monitored as we sought to carefully manage the fund's interest rate risk in view of the limited incremental income to be gained from longer maturities and the potential for interest rate increases. Average duration at the end of the period stood at 1.38 years.

In addition, we continue to adjust the fund's relative exposure to different bond market sectors based on our assessment of relative value. We focus strongly on adding value through individual security selection within each fixed income sector utilized by the fund. In doing so, we rely on the research and analysis generated by investment teams organized to focus on a particular market sector.

The fund has exposure to a broad range of primarily investment grade fixed-income sectors.3 Our allocation continues to favor so-called "spread" sectors that offer higher yields than US government securities.4 As of September 30, 2006, the portfolio was allocated 24% to corporate bonds, 15% to asset-backed securities (ABS), 37% to commercial (CMBS) and non-agency mortgage-backed securities (MBS) and 2% to US Treasuries and Agency securities. Within the corporate allocation, 3-5% was allocated to the US high yield sector. The fund held 17% in cash and cash equivalents.

3 Investment grade: In the case of fixed income, a bond with a rating of BBB or higher; in the case of a stock, a firm that has a strong balance sheet, considerable capitalization and is recognized as a leader in its industry.

4 Spread sectors are non-Treasury bond sectors of the fixed-income market.

Q: What were the fund's principal strategies over the period and how did they impact performance?

A: Early in the year, we began to minimize the fund's exposure to agency issues, which had reached as high as 10% in November. This position had worked well for the fund, but we anticipated the potential for pressure on prices in this sector as Fannie Mae and Freddie Mac resumed a more normal level of market issuance in the wake of resolving their management and accounting issues. We also trimmed exposure to corporate bonds in favor of the ABS and MBS sectors, a move which helped performance as corporates underperformed.

As the period progressed, we cut back exposure to the MBS sector, given the relatively narrow yield advantage it was offering. The fund's reduced exposure to both MBS and agency issues resulted in higher Treasury holdings as we sought to lower the fund's risk profile. We subsequently shifted this position into cash given the relative attractiveness of short-term interest rates, which allowed the fund to pick up 50 basis points of additional yield versus the Treasuries that were sold. This allocation constrained performance a bit as credit sectors continued to outperform.

We maintained a high average quality for the fund's portfolio throughout the period, and the average credit quality of investments was AA at the end of the semiannual period.5 In particular, the fund maintained an upward bias with respect to the quality of holdings within the corporate, ABS and CMBS sectors. In retrospect, we were a little early in making this move, as the already very narrow quality spreads generally continued to tighten over the period. However, we believe the fund is well-positioned for the time when credit spreads revert to their historical norms.

5 A measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

The fund's modest high yield exposure helped performance over the period. A leading example is the fund's holdings of Ford and GM debt. We had sold both out of the fund last year before they were downgraded to junk status by the rating agencies, and subsequently repurchased them at attractive prices. Both issues have provided a high level of income and helped the fund's returns.

Finally, as part of our overall approach, we continue to seek to enhance total returns by employing our Global Asset Allocation (GAA) overlay strategy. The GAA strategy seeks to identify the relative value to be found among global bond, cash, and currency markets, and then to benefit from disparities through the use of fixed income futures and currency forward contracts. For the 12-month period ended September 30, 2006, the GAA strategy continued to work well for the fund, contributing approximately 1.03% to returns.

Q: What is your outlook for the fixed income environment and the fund?

A: Going forward, we anticipate maintaining a cautious approach to managing the fund's exposure to interest rate risk. Despite current weakness in the housing sector, we believe that imminent recession will not be the most likely scenario. By the same token, we are not anticipating an immediate program of Fed easing. In addition, while we continue to emphasize sectors that provide a yield advantage versus US Treasuries, we expect to maintain our relatively high quality profile within these allocations given credit spreads that are narrow by historical standards.

We will continue to monitor economic conditions as we seek to provide a high income while also seeking to maintain a high degree of stability of shareholders' capital.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	9/30/06	9/30/05

Commercial and Non-Agency Mortgage Backed Securities	37%	21%
Corporate Bonds	24%	35%
Cash Equivalents	17%	3%
Asset Backed	15%	17%
Collateralized Mortgage Obligations	2%	14%
US Government Sponsored Agencies	2%	4%
US Treasury Obligations	1%	5%
Government National Mortgage Association	1%	—
Foreign Bonds — US$ Denominated	1%	1%
	100%	100%
Quality	9/30/06	9/30/05

US Government & Treasury Obligations	4%	23%
AAA	51%	35%
AA	3%	9%
A	13%	17%
BBB	8%	7%
BB	1%	2%
B	2%	1%
Not Rated	18%	6%
	100%	100%

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/06	9/30/05

Under 1 year	23%	6%
1-2.99 years	49%	78%
3-4.99 years	23%	13%
5-9.99 years	2%	2%
10-14.99 years	1%	1%
15+ years	2%	—
	100%	100%

Effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2006

	Principal Amount ($)	Value ($)

Corporate Bonds 23.9%
Consumer Discretionary 1.7%
AMC Entertainment, Inc., 8.0%, 3/1/2014	54,000	50,760
Aztar Corp., 7.875%, 6/15/2014	149,000	160,547
Cablevision Systems Corp., Series B, 9.62%*, 4/1/2009	29,000	30,849
Caesars Entertainment, Inc., 8.875%, 9/15/2008	54,000	56,565
Clear Channel Communications, Inc., 4.625%, 1/15/2008	2,500,000	2,467,692
CSC Holdings, Inc.:
7.25%, 7/15/2008	53,000	53,530
7.875%, 12/15/2007	119,000	120,785
Series B, 8.125%, 7/15/2009	10,000	10,350
Series B, 8.125%, 8/15/2009	15,000	15,544
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	2,500,000	2,475,252
Dex Media East LLC/Financial, 12.125%, 11/15/2012	323,000	360,549
EchoStar DBS Corp.:
6.625%, 10/1/2014	59,000	56,124
144A, 7.125%, 2/1/2016	50,000	48,312
Foot Locker, Inc., 8.5%, 1/15/2022	10,000	9,450
Ford Motor Co., 7.45%, 7/16/2031	11,000	8,498
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	185,000	167,887
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	215,000	237,037
Gregg Appliances, Inc., 9.0%, 2/1/2013	25,000	22,813
Hertz Corp.:
144A, 8.875%, 1/1/2014	100,000	104,750
144A, 10.5%, 1/1/2016	20,000	22,000
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	135,000	128,250
Jacobs Entertainment, Inc., 144A, 9.75%, 6/15/2014	65,000	64,350
Lear Corp.:
Series B, 5.75%, 8/1/2014	25,000	20,063
Series B, 8.11%, 5/15/2009	85,000	82,025
Liberty Media Corp.:
5.7%, 5/15/2013	25,000	23,591
8.25%, 2/1/2030	50,000	49,908
8.5%, 7/15/2029	80,000	81,312
Linens 'n Things, Inc., 144A, 11.132%*, 1/15/2014	40,000	38,600
Mediacom Broadband LLC:
144A, 8.5%, 10/15/2015	25,000	24,844
8.5%, 10/15/2015	10,000	9,938
MGM MIRAGE:
8.375%, 2/1/2011	47,000	49,000
9.75%, 6/1/2007	75,000	76,781
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	61,000	64,202
NCL Corp., 10.625%, 7/15/2014	10,000	9,675
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	20,000	21,325
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	75,000	76,312
PRIMEDIA, Inc.:
8.875%, 5/15/2011	33,000	32,258
10.78%*, 5/15/2010	80,000	81,800
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	203,000	210,105
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	149,000	155,332
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014	35,000	34,038
TRW Automotive, Inc., 11.0%, 2/15/2013	179,000	195,110
United Auto Group, Inc., 9.625%, 3/15/2012	167,000	177,020
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	47,000	48,175
		8,233,308
Consumer Staples 1.9%
Birds Eye Foods, Inc., 11.875%, 11/1/2008	113,000	113,141
Coca-Cola Enterprises, Inc., 4.375%, 9/15/2009	3,000,000	2,942,157
CVS Corp., 4.0%, 9/15/2009	3,000,000	2,893,467
Delhaize America, Inc.:
8.05%, 4/15/2027	45,000	47,835
9.0%, 4/15/2031	180,000	210,850
Harry & David Holdings, Inc., 10.4%*, 3/1/2012	45,000	43,425
Kraft Foods, Inc., 4.0%, 10/1/2008	2,500,000	2,440,735
Swift & Co.:
10.125%, 10/1/2009	43,000	43,752
12.5%, 1/1/2010	12,000	12,210
Viskase Co., Inc., 11.5%, 6/15/2011	155,000	155,000
		8,902,572
Energy 0.4%
Chaparral Energy, Inc., 8.5%, 12/1/2015	110,000	109,175
Chesapeake Energy Corp.:
6.25%, 1/15/2018	75,000	69,563
6.875%, 1/15/2016	145,000	141,737
7.75%, 1/15/2015	60,000	61,200
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	130,000	118,625
8.375%, 5/1/2016	105,000	106,837
El Paso Production Holding Corp., 7.75%, 6/1/2013	93,000	95,092
Encore Acquisition Co., 6.0%, 7/15/2015	15,000	13,725
Frontier Oil Corp., 6.625%, 10/1/2011	40,000	40,000
Plains Exploration & Production Co.:
7.125%, 6/15/2014	70,000	73,150
Series B, 8.75%, 7/1/2012	65,000	68,738
Quicksilver Resources, Inc., 7.125%, 4/1/2016	35,000	33,163
Southern Natural Gas, 8.875%, 3/15/2010	154,000	161,494
Stone Energy Corp.:
6.75%, 12/15/2014	90,000	90,000
144A, 8.24%*, 7/15/2010	135,000	133,819
Williams Companies, Inc.:
8.125%, 3/15/2012	248,000	264,740
8.75%, 3/15/2032	129,000	141,255
		1,722,313
Financials 15.8%
American General Finance Corp., 2.75%, 6/15/2008	1,500,000	1,440,185
Ashton Woods USA LLC, 9.5%, 10/1/2015	110,000	95,150
Bear Stearns Companies, Inc., 2.875%, 7/2/2008	4,000,000	3,846,848
Boeing Capital Corp., 4.75%, 8/25/2008	4,000,000	3,972,092
Capital One Bank:
4.25%, 12/1/2008	2,000,000	1,956,384
5.0%, 6/15/2009	1,000,000	993,515
CIT Group, Inc.:
3.375%, 4/1/2009	2,500,000	2,395,727
4.75%, 8/15/2008	2,000,000	1,983,218
E*TRADE Financial Corp.:
7.375%, 9/15/2013	50,000	51,125
7.875%, 12/1/2015	40,000	42,100
8.0%, 6/15/2011	68,000	70,380
Ford Motor Credit Co.:
7.25%, 10/25/2011	249,000	234,826
7.375%, 10/28/2009	470,000	456,748
7.875%, 6/15/2010	130,000	126,604
General Electric Capital Corp., Series A, 3.6%, 10/15/2008	4,000,000	3,880,348
General Motors Acceptance Corp.:
6.875%, 9/15/2011	533,000	530,176
8.0%, 11/1/2031	230,000	240,484
HSBC Finance Corp., 4.125%, 12/15/2008	4,500,000	4,402,143
International Lease Finance Corp., 3.5%, 4/1/2009	3,000,000	2,876,865
John Deere Capital Corp., Series D, 4.375%, 3/14/2008	4,000,000	3,951,948
JPMorgan Chase & Co., Series A, 6.0%, 1/15/2009	4,000,000	4,058,972
Lehman Brothers Holdings, Inc., 7.0%, 2/1/2008	3,000,000	3,062,343
MBNA Corp., 4.625%, 9/15/2008	4,390,000	4,341,012
Merrill Lynch & Co., Inc., Series C, 4.831%, 10/27/2008	4,000,000	3,970,988
Popular North America, Inc., Series E, 3.875%, 10/1/2008	4,000,000	3,889,928
Poster Financial Group, Inc., 8.75%, 12/1/2011	116,000	121,220
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	106,000	116,600
Residential Capital Corp., 6.742% *, 6/29/2007	10,000,000	10,054,660
Textron Financial Corp., Series E, 4.125%, 3/3/2008	2,000,000	1,966,180
The Goldman Sachs Group, Inc., 3.875%, 1/15/2009	3,500,000	3,405,601
TIG Holdings, Inc., 144A, 8.597%, 1/15/2027	102,000	78,030
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	52,000	47,840
Universal City Development, 11.75%, 4/1/2010	155,000	167,013
Verizon Global Funding Corp., 4.0%, 1/15/2008	2,000,000	1,968,110
Wachovia Bank NA, 4.375%, 8/15/2008	4,000,000	3,943,808
		74,739,171
Health Care 0.9%
HCA, Inc., 6.5%, 2/15/2016	65,000	52,000
Tenet Healthcare Corp., 9.25%, 2/1/2015	127,000	122,237
Wyeth, 4.375%, 3/1/2008	4,000,000	3,948,172
		4,122,409
Industrials 0.3%
Allied Security Escrow Corp., 11.375%, 7/15/2011	19,000	19,000
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	135,000	143,944
Browning-Ferris Industries:
7.4%, 9/15/2035	125,000	111,875
9.25%, 5/1/2021	66,000	68,475
Case New Holland, Inc., 9.25%, 8/1/2011	150,000	159,000
Cenveo Corp., 7.875%, 12/1/2013	119,000	112,752
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	59,000	58,705
DRS Technologies, Inc., 7.625%, 2/1/2018	65,000	65,975
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	130,000	114,400
8.875%, 4/1/2012	129,000	126,420
Kansas City Southern:
7.5%, 6/15/2009	40,000	40,000
9.5%, 10/1/2008	188,000	195,520
Millennium America, Inc., 9.25%, 6/15/2008	58,000	59,740
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	50,000	51,250
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	30,000	33,900
Scranton Products, Inc.:
10.5%, 7/1/2013	100,000	101,750
12.39%*, 7/1/2012	45,000	45,900
Ship Finance International Ltd., 8.5%, 12/15/2013	32,000	30,880
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	66,000	70,455
Xerox Corp., 6.4%, 3/15/2016	80,000	79,600
		1,689,541
Information Technology 0.2%
L-3 Communications Corp.:
5.875%, 1/15/2015	150,000	142,500
Series B, 6.375%, 10/15/2015	60,000	58,350
Lucent Technologies, Inc., 6.45%, 3/15/2029	208,000	185,120
Sanmina-SCI Corp., 8.125%, 3/1/2016	95,000	93,100
UGS Corp., 10.0%, 6/1/2012	110,000	118,800
Unisys Corp., 7.875%, 4/1/2008	175,000	174,563
		772,433
Materials 0.9%
ARCO Chemical Co., 9.8%, 2/1/2020	310,000	350,300
Chemtura Corp., 6.875%, 6/1/2016	70,000	69,037
Dayton Superior Corp., 10.75%, 9/15/2008	16,000	16,480
Dow Chemical Co., 5.97%, 1/15/2009	2,000,000	2,030,196
Equistar Chemical Funding, 10.625%, 5/1/2011	90,000	96,525
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	110,000	112,750
GEO Specialty Chemicals, Inc., 144A, 13.999%*, 12/31/2009	148,000	122,100
Greif, Inc., 8.875%, 8/1/2012	60,000	62,700
Hexcel Corp., 6.75%, 2/1/2015	120,000	114,600
Huntsman LLC, 11.625%, 10/15/2010	144,000	159,120
Lyondell Chemical Co., 10.5%, 6/1/2013	30,000	33,000
Massey Energy Co.:
6.625%, 11/15/2010	185,000	180,375
6.875%, 12/15/2013	70,000	63,350
Mosaic Global Holdings, Inc., 10.875%, 8/1/2013	212,000	236,380
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	75,000	66,000
Neenah Foundry Co., 144A, 11.0%, 9/30/2010	146,000	157,680
Omnova Solutions, Inc., 11.25%, 6/1/2010	160,000	171,800
Pliant Corp., 11.625%, 6/15/2009	5	6
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	44,000	47,080
United States Steel Corp., 9.75%, 5/15/2010	94,000	100,345
Witco Corp., 6.875%, 2/1/2026	55,000	49,363
		4,239,187
Telecommunication Services 0.1%
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	141,000	144,172
8.375%, 1/15/2014	105,000	106,050
Insight Midwest LP, 9.75%, 10/1/2009	56,000	56,980
Intelsat Corp., 144A, 9.0%, 6/15/2016	25,000	25,750
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	230,000	237,300
Qwest Corp., 7.25%, 9/15/2025	101,000	97,844
US Unwired, Inc., Series B, 10.0%, 6/15/2012	80,000	88,000
Windstream Corp., 144A, 8.625%, 8/1/2016	10,000	10,700
		766,796
Utilities 1.7%
AES Corp., 144A, 8.75%, 5/15/2013	345,000	370,012
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	251,000	273,590
CMS Energy Corp., 8.5%, 4/15/2011	216,000	233,280
Dominion Resources, Inc., 4.125%, 2/15/2008	2,500,000	2,460,127
Mirant Americas Generation LLC, 8.3%, 5/1/2011	30,000	30,038
Mirant North America LLC, 7.375%, 12/31/2013	40,000	40,050
Mission Energy Holding Co., 13.5%, 7/15/2008	293,000	327,061
NRG Energy, Inc.:
7.25%, 2/1/2014	105,000	104,213
7.375%, 2/1/2016	205,000	203,719
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	262,000	286,235
Public Service Co. of Colorado, Series 14, 4.375%, 10/1/2008	3,500,000	3,442,845
Sierra Pacific Resources:
6.75%, 8/15/2017	90,000	90,038
8.625%, 3/15/2014	50,000	53,986
		7,915,194
Total Corporate Bonds (Cost $113,623,654)		113,102,924

Foreign Bonds — US$ Denominated 0.8%
Consumer Discretionary 0.1%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	160,000	171,600
Shaw Communications, Inc., 8.25%, 4/11/2010	62,000	65,410
		237,010
Energy 0.0%
Secunda International Ltd., 13.507%*, 9/1/2012	54,000	56,430
Financials 0.4%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	200,000	229,500
Doral Financial Corp., 6.33%*, 7/20/2007	135,000	128,404
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	30,000	26,550
Rio Tinto Finance (USA) Ltd., 2.625%, 9/30/2008	1,500,000	1,422,835
		1,807,289
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	153,000	153,000
Industrials 0.1%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	105,000	111,300
10.25%, 6/15/2007	178,000	182,005
12.5%, 6/15/2012	61,000	67,100
Stena AB, 9.625%, 12/1/2012	30,000	32,250
		392,655
Information Technology 0.0%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	70,000	69,650
Materials 0.1%
Cascades, Inc., 7.25%, 2/15/2013	102,000	99,450
ISPAT Inland ULC, 9.75%, 4/1/2014	143,000	161,054
Novelis, Inc., 144A, 7.25%, 2/15/2015	150,000	142,500
Rhodia SA, 10.25%, 6/1/2010	50,000	56,000
		459,004
Telecommunication Services 0.1%
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	10,000	10,625
Millicom International Cellular SA, 10.0%, 12/1/2013	40,000	42,950
Nortel Networks Ltd.:
144A, 9.73%*, 7/15/2011	120,000	123,900
144A, 10.125%, 7/15/2013	60,000	63,300
144A, 10.75%, 7/15/2016	40,000	42,800
Stratos Global Corp., 144A, 9.875%, 2/15/2013	75,000	63,750
		347,325
Total Foreign Bonds — US$ Denominated (Cost $3,545,119)		3,522,363

Asset Backed 15.2%
Automobile Receivables 4.9%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	1,841,000	1,839,090
GS Auto Loan Trust, "C", Series 2006-1, 5.85%, 1/15/2014	3,314,000	3,322,000
Hertz Vehicle Financing LLC, "A3", Series 2004-1A, 144A, 2.85%, 5/25/2009	10,000,000	9,685,119
Nissan Auto Receivables Owner Trust, "A4", Series 2006-A, 4.77%, 7/15/2011	2,011,000	1,998,981
Triad Auto Receivables Owner Trust, "A4", Series 2006-A, 4.88%, 4/12/2013	6,030,000	5,994,450
Union Acceptance Corp., "A4", Series 2002-A, 5.09%, 7/8/2008	109,459	109,456
		22,949,096
Credit Card Receivables 1.3%
First USA Credit Card Master Trust, "C", Series 1998-6, 144A, 6.16%, 4/18/2011	1,000,000	1,011,870
MBNA Credit Card Master Note Trust, "B1", Series 2002-B1, 5.15%, 7/15/2009	700,000	699,334
Providian Gateway Master Trust, "D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,512,309
Providian Master Note Trust, "B1", Series 2006-B1A, 144A, 5.35%, 3/15/2013	3,110,000	3,097,366
		6,320,879
Home Equity Loans 4.5%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.541%, 4/25/2033	1,980,000	1,935,314
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,500,000	2,493,887
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	4,839,000	4,834,109
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	270,839	270,097
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.09%, 4/25/2033	4,941,208	4,868,633
Renaissance Home Equity Loan Trust, "A2", Series 2005-4, 5.399%, 2/25/2036	1,400,000	1,395,186
Residential Asset Mortgage Products, Inc., "A5", Series 2003-RZ4, 4.66%, 2/25/2032	3,200,000	3,151,477
Specialty Underwriting & Residential Finance, "A2B", Series 2006-BC2, 5.573%, 2/25/2037	2,127,000	2,128,889
		21,077,592
Manufactured Housing Receivables 2.1%
Green Tree Financial Corp., "A5", Series 1994-1, 7.65%, 4/15/2019	1,775,958	1,842,284
Lehman ABS Manufactured Housing Contracts, "A6", Series 2001-B, 6.467%, 8/15/2028	2,783,904	2,840,987
Vanderbilt Acquisition Loan Trust, "A3", Series 2002-1, 5.7%, 9/7/2023	4,535,993	4,542,788
Vanderbilt Mortgage Finance, "A3", Series 2002-A, 5.58%, 3/7/2018	720,674	719,477
		9,945,536
Miscellaneous 2.4%
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	6,484,000	6,236,446
SSB RV Trust, "A5", Series 2001-1, 6.3%, 4/15/2016	5,000,000	5,017,240
		11,253,686
Total Asset Backed (Cost $72,088,001)		71,546,789

US Government Sponsored Agencies 2.1%
Federal National Mortgage Association, 3.125%, 12/15/2007 (Cost $9,992,804)	10,250,000	10,018,412

Commercial and Non-Agency Mortgage-Backed Securities 36.7%
Adjustable Rate Mortgage Trust, "1A21", Series 2005-10, 4.727%*, 1/25/2036	8,954,046	8,925,363
Banc of America Mortgage Securities, "2A1", Series 2005-B, 4.392%*, 3/25/2035	9,885,514	9,680,441
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2002-TOP8, 144A, Interest Only, 2.313%**, 8/15/2038	18,880,719	1,175,920
"A1", Series 2000-WF2, 7.11%, 10/15/2032	315,473	320,655
"A1", Series 2000-WF1, 7.64%, 2/15/2032	30,497	31,130
Chase Commercial Mortgage Securities Corp., "A2", Series 1998-1, 6.56%, 5/18/2030	2,340,499	2,371,312
Citigroup Commercial Mortgage Trust, "XP", Series 2004-C2, 144A, Interest Only, 1.148%**, 10/15/2041	186,253,740	6,779,264
Commercial Mortgage Acceptance Corp., "A2", Series 1998-C2, 6.03%, 9/15/2030	3,280,121	3,302,161
Countrywide Alternative Loan Trust:
"A3", Series 2006-J2, 6.0%, 4/25/2036	4,647,519	4,707,722
"A7", Series 2006-9T1, 6.0%, 5/25/2036	3,267,837	3,303,009
CS First Boston Mortgage Securities Corp.:
"2A1", Series 2004-AR8, 4.612%, 9/25/2034	3,848,724	3,788,875
"A3", Series 2001-CF2, 6.238%, 2/15/2034	1,506,154	1,518,035
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	2,888,439	2,918,473
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	6,432,472	6,518,736
First Horizon Alternative Mortgage Securities, "A5", Series 2005-FA9, 5.5%, 12/25/2035	8,716,859	8,724,225
First Horizon Mortgage Pass-Through Trust, "2A1", Series 2005-AR4, 5.34%*, 10/25/2035	3,351,921	3,337,714
First Union National Bank Commercial Mortgage, "A1", Series 1999-C4, 7.184%, 12/15/2031	127,972	128,841
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	4,974,405	5,010,502
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	7,180,950	7,279,444
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	4,202,432	4,231,395
GMAC Mortgage Corp. Loan Trust, "A2", Series 2006-HE3, 5.75%, 10/25/2036	1,400,000	1,402,872
Greenwich Capital Commercial Funding Corp., "XP", Series 2005-GG3, 144A, Interest Only, 0.972%**, 8/10/2042	253,911,111	7,202,011
JPMorgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	90,186	90,355
LB Commercial Conduit Mortgage Trust:
"A1", Series 1999-C1, 6.41%, 6/15/2031	133,611	133,580
"A3", Series 1998-C1, 6.48%, 2/18/2030	7,430,909	7,492,019
LB-UBS Commercial Conduit Mortgage Trust, "A1", Series 2000-C3, 7.95%, 5/15/2015	395,158	399,299
LB-UBS Commercial Mortgage Trust, "XCP", Series 2004-C8, 144A, Interest Only, 0.994%**, 12/15/2039	363,245,839	9,671,384
Morgan Stanley Capital I:
"A2", Series 2005-T17, 4.11%, 12/13/2041	2,000,000	1,966,654
"A2", Series 1998-HF2, 6.48%, 11/15/2030	7,546,500	7,670,488
"A2", Series 1998-WF2, 6.54%, 7/15/2030	4,646,949	4,716,910
"A2", Series 1998-WF1, 6.55%, 3/15/2030	3,527,761	3,556,168
National Collegiate Student Loan Trust:
"AIO", Series 2006-2, Interest Only, 6.0%, 8/25/2011	6,900,000	1,727,967
"AI0", Series 2006-3, "Interest Only", 7.1%, 1/25/2012	18,740,000	5,865,320
PHHMC Mortgage Pass Through Certificates, "A2", Series 2006-2, 6.171%, 7/18/2036	6,050,000	6,158,711
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	5,609,977	5,672,008
Residential Funding Mortgage Security I, "A5", Series 2005-S9, 5.75%, 12/25/2035	10,829,000	10,889,229
Wachovia Bank Commercial Mortgage Trust, "XP", Series 2005-C17, 144A, Interest Only, 0.457%**, 3/15/2042	418,465,816	5,197,597
Washington Mutual Alternative Mortgage Pass-Through Certificates, "A2", Series 2005-11, 5.75%, 1/25/2036	5,899,432	5,939,381
Wells Fargo Mortgage Backed Securities Trust, "2A3", Series 2006-AR8, 5.24%, 4/25/2036	3,564,711	3,540,642
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $178,910,337)		173,345,812

Collateralized Mortgage Obligations 2.2%
Federal Home Loan Mortgage Corp., "CQ", Series 2434, 6.5%, 8/15/2023	8,288,804	8,377,383
Federal National Mortgage Association, "PB", Series 2003-7, 4.5%, 11/25/2022	2,124,285	2,114,975
Total Collateralized Mortgage Obligations (Cost $10,602,017)		10,492,358

Government National Mortgage Association 0.9%
Government National Mortgage Association, 6.0%, 1/15/2021 (Cost $4,400,349)	4,281,927	4,362,650
	Shares	Value ($)

Preferred Stocks 0.0%
Xerox Capital Trust I, 8.0% (Cost $32,912)	32,000	32,640
	Principal Amount ($)	Value ($)

US Treasury Obligations 1.0%
US Treasury Bill, 4.975%***, 10/19/2006 (a) (Cost $4,523,719)	4,535,000	4,523,719
	Shares	Value ($)

Cash Equivalents 17.1%
Cash Management QP Trust, 5.34% (b) (Cost $80,949,467)	80,949,467	80,949,467
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $478,668,379)+	99.9	471,897,134
Other Assets and Liabilities, Net	0.1	598,611
Net Assets	100.0	472,495,745

+ The cost for federal income tax purposes was $478,713,809. At September 30, 2006, net unrealized depreciation for all securities based on tax cost was $6,816,675. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,078,241 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,894,916.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2006.

** These securities are shown at their current rate as of September 30, 2006.

*** Annualized yield at time of purchase; not a coupon rate.

(a) At September 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of asset-backed securities. IO securities are subject to prepayment risk of the pool of underlying asset-backed loans.

At September 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Republic of Germany Bond	12/7/2006	318	47,233,870	47,622,658	388,788
United Kingdom Treasury Bond	12/27/2006	219	45,026,590	45,121,328	94,738
10 Year Japan Government Bond	12/11/2006	4	4,540,709	4,564,656	23,947
Total net unrealized appreciation on open futures contracts					507,473

At September 30, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	12/15/2006	363	27,769,196	28,073,753	(304,557)
10 Year Canadian Government Bonds	12/18/2006	29	2,948,639	2,987,305	(38,666)
2 Year Republic of Germany Bond	12/7/2006	360	47,480,631	47,480,383	248
10 Year US Treasury Note	12/19/2006	221	23,627,032	23,881,813	(254,781)
5 Year US Treasury Note	12/29/2006	48	5,010,151	5,064,750	(54,599)
2 Year US Treasury Note	12/29/2006	119	24,279,358	24,335,500	(56,142)
Total net unrealized depreciation on open futures contracts					(708,497)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "aggregate face value" presented above represents the Fund's total exposure in such contracts.

At September 30, 2006, the Fund has the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CHF	35,809,000	USD	28,898,735	12/20/2006	30,985
JPY	3,620,576,000	USD	31,163,103	12/20/2006	165,418
SEK	51,397,000	USD	7,118,008	12/20/2006	63,520
Total net unrealized appreciation					259,923
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	2,741,459	AUD	3,639,000	12/20/2006	(34,044)
USD	17,018,906	CAD	18,940,000	12/20/2006	(32,663)
USD	8,524,127	EUR	6,670,000	12/20/2006	(28,992)
USD	21,180,070	GBP	11,216,000	12/20/2006	(161,690)
USD	8,086,990	NOK	52,618,000	12/20/2006	(11,929)
USD	24,141,987	SGD	37,971,000	12/20/2006	(135,032)
Total net unrealized depreciation					(404,350)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR EURO GBP British Pound JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006
Assets
Investments: Investments in securities, at value (cost $397,718,912)	$ 390,947,667
Investment in Cash Management QP Trust (cost $80,949,467)	80,949,467
Total investments in securities, at value (cost $478,668,379)	471,897,134
Cash	10,000
Foreign currency, at value (cost $152)	152
Deposits with broker for open futures contracts	2,263,064
Receivable for investments sold	2,484,740
Receivable for Fund shares sold	1,117,456
Receivable for variation margin on open futures contracts	203,624
Interest receivable	3,485,259
Unrealized appreciation on forward foreign currency exchange contracts	259,923
Other assets	38,784
Total assets	481,760,136
Liabilities
Payable for investments purchased	7,695,452
Payable for Fund shares redeemed	579,297
Unrealized depreciation on forward foreign currency exchange contracts	404,350
Accrued expenses and payables	585,292
Total liabilities	9,264,391
Net assets, at value	$ 472,495,745
Net Assets
Net assets consist of: Undistributed net investment income	1,516,651
Net unrealized appreciation (depreciation) on: Investments	(6,771,245)
Futures	(201,024)
Foreign currency related transactions	(144,254)
Accumulated net realized gain (loss)	(9,835,321)
Paid-in capital	487,930,938
Net assets, at value	$ 472,495,745

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($84,792,717 ÷ 8,584,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.88
Maximum offering price per share (100 ÷ 97.25 of $9.88)	$ 10.16

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($100,472,676 ÷ 10,176,152 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.87
Investment Class* Net Asset Value, offering and redemption price(a) per share ($287,230,352 ÷ 29,056,768 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.89

* On October 23, 2006, Investment Class was renamed Class S (see Note J, Subsequent Event).

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2006(a)
Investment Income
Income: Income allocated from the Scudder Limited-Duration Plus Portfolio: Interest	$ 9,526,182
Expenses allocated from the Portfolio(b)	(1,043,798)
Net investment income (loss) allocated from the Scudder Limited-Duration Plus Portfolio	8,482,384
Interest	16,213,111
Interest — Cash Management QP Trust	1,267,119
Total Income	25,962,614
Expenses: Investment management fee	2,452,759
Administrator service fee	1,672,070
Administration fees	122,624
Services to shareholders	122,416
Custodian fee	32,959
Distribution service fees	2,109,360
Auditing	77,386
Legal	72,867
Trustees' fees and expenses	20,508
Reports to shareholders and shareholder meeting	214,817
Registration fees	58,838
Other	47,460
Total expenses before expense reductions	7,004,064
Expense reductions	(2,036,813)
Total expenses after expense reductions	4,967,251
Net investment income	20,995,363

(a) On January 13, 2006, the Scudder Limited-Duration Plus Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the DWS Short Duration Plus Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

(b) For the period from October 1, 2005 through January 13, 2006, the Advisor of the Scudder Limited-Duration Plus Portfolio waived/reimbursed fees in the amount of $625,126, all of which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2006(a) (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from the Scudder Limited-Duration Plus Portfolio from: Investments	(2,152,624)
Futures	1,951,170
Foreign currency related transactions	206,059
Net realized gain (loss) from: Investments	(5,977,924)
Futures	165,995
Foreign currency related transactions	5,389,680
(417,644)
Net unrealized appreciation/depreciation during the period allocated from the Scudder Limited-Duration Plus Portfolio on: Investments*	9,855
Futures*	(2,086,129)
Foreign currency related transactions*	(1,344,201)
Net unrealized appreciation (depreciation) during the period on: Investments	4,072,713
Futures	2,144,056
Foreign currency related transactions	2,043,307
4,839,601
Net gain (loss) on investment transactions	4,421,957
Net increase (decrease) in net assets resulting from operations	$ 25,417,320

(a) On January 13, 2006, the Scudder Limited-Duration Plus Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the DWS Short Duration Plus Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

* Excludes unrealized appreciation of $862,527 resulting from the dissolution of the master-feeder structure.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 20,995,363	$ 32,912,520
Net realized gain (loss) on investment transactions	(417,644)	38,841,625
Net unrealized appreciation (depreciation) during the period on investments, futures and foreign currency related transactions	4,839,601	(44,355,886)
Net unrealized appreciation (depreciation) during the period on Wrapper Agreements	—	38,806,098
Net increase (decrease) in net assets resulting from operations	25,417,320	66,204,357
Distributions to shareholders: Net investment income: Class A	(3,856,912)	(5,259,777)
Class C	(3,954,631)	(4,644,707)
Investment Class	(15,404,345)	(24,791,808)
Net realized gains: Class A	(1,311,345)	(3,909,163)
Class C	(1,560,066)	(4,349,176)
Investment Class	(5,547,753)	(17,923,813)
Fund share transactions: Proceeds from shares sold	69,922,812	182,153,586
Reinvestment of distributions	29,107,115	54,943,576
Cost of shares redeemed	(396,247,444)	(1,595,163,125)
Redemption fees	6,398	4,973
Net increase (decrease) in net assets from Fund share transactions	(297,211,119)	(1,358,060,990)
Increase (decrease) in net assets	(303,428,851)	(1,352,735,077)
Net assets at beginning of period	775,924,596	2,128,659,673
Net assets at end of period (including undistributed net investment income of $1,516,651 and $7,463,741, respectively)	$ 472,495,745	$ 775,924,596

(a) On January 13, 2006, the Scudder Limited-Duration Plus Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the DWS Short Duration Plus Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.35	.33	.38	.32
Net realized and unrealized gain (loss) on investment transactions	.10	.19[d]	(.00)***	(.01)
Total from investment operations	.45	.52	.38	.31
Less distributions from: Net investment income	(.38)	(.34)	(.38)	(.31)
Net realized gain on investment transactions	(.12)	(.25)	(.16)	(.04)
Reverse stock split[e]	—	—	.16	.04
Total distributions	(.50)	(.59)	(.38)	(.31)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.88	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[f,g]	4.71	5.24	3.87	3.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	119	288	250
Ratio of expenses before expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	1.34	1.45	1.50	1.51*
Ratio of expenses after expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	.88	.95	1.25	1.25*
Ratio of net investment income (%)	3.61	3.21	3.86	3.79*
Portfolio turnover rate	129[h]	298	120	244

[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

[b] For the period November 29, 2002 (commencement of operations of Class A shares) to September 30, 2003.

[c] Based on average share outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[e] See Note E in Notes to Financial Statements.

[f] Total return does not reflect the effect of any sales charges.

[g] Total return would have been lower had certain expenses not been reduced.

[h] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.

* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended September 30,	2006	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.29	.26	.31	.20
Net realized and unrealized gain (loss) on investment transactions	.09	.19[d]	(.00)***	(.01)
Total from investment operations	.38	.45	.31	.19
Less distributions from: Net investment income	(.32)	(.27)	(.31)	(.19)
Net realized gain on investment transactions	(.12)	(.25)	(.16)	—
Reverse stock split[e]	—	—	.16	—
Total distributions	(.44)	(.52)	(.31)	(.19)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.87	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[f,g]	4.07	4.47	3.10	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	139	257	222
Ratio of expenses before expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	2.09	2.19	2.25	2.26*
Ratio of expenses after expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	1.50	1.57	2.00	2.00*
Ratio of net investment income (%)	2.99	2.59	3.11	3.06*
Portfolio turnover rate	129[h]	298	120	244

[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

[b] For the period February 3, 2003 (commencement of operations of Class C shares) to September 30, 2003.

[c] Based on average share outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[e] See Note E in Notes to Financial Statements.

[f] Total return does not reflect the effect of sales charges.

[g] Total return would have been lower had certain expenses not been reduced.

[h] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.

* Annualized ** Not annualized *** Amount is less than $.005.

Investment Class+ Years Ended September 30,	2006	2005[a]	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.93	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.35	.33	.40	.42	.52
Net realized and unrealized gain (loss) on investment transactions	.11	.19[c]	(.00)*	(.01)	—
Total from investment operations	.46	.52	.40	.41	.52
Less distributions from: Net investment income	(.38)	(.34)	(.40)	(.41)	(.52)
Net realized gain on investment transactions	(.12)	(.25)	(.16)	(.04)	—
Reverse stock split[d]	—	—	.16	.04	—
Total distributions	(.50)	(.59)	(.40)	(.41)	(.52)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.89	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[e]	4.80	5.28	4.12	4.13	5.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	287	518	1,584	1,513	573
Ratio of expenses before expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	1.27	1.38	1.50	1.50	1.57
Ratio of expenses after expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	.88	.90	1.00	1.00	1.00
Ratio of net investment income (%)	3.61	3.26	4.11	4.13	4.86
Portfolio turnover rate	129[f]	298	120	244	62

+ On October 23, 2006, Investment Class was renamed Class S (see Note J, Subsequent Event).

[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

[b] Based on average share outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[d] See Note E in Notes to Financial Statements.

[e] Total return would have been lower had certain expenses not been reduced.

[f] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short Duration Plus Fund (formerly Scudder Limited-Duration Plus Fund, and formerly Scudder PreservationPlus Income Fund) (the "Fund") is a diversified series of the DWS Advisor Funds (formerly Scudder Advisor Funds) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

On August 8, 2005, the Board of Directors approved dissolving the DWS Short Duration Plus Fund master-feeder structure, and converting the Fund to a stand-alone fund. On January 13, 2006, the Fund received net assets with a value of $683,687,277 which included net unrealized depreciation of $14,753,196 from the Scudder Limited-Duration Plus Portfolio (the "Portfolio") in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Financial Statements.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S (formerly Investment Class) shares are not subject to initial or contingent deferred sales charges. On October 23, 2006, Investment Class was renamed Class S. (Please see Note J.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $1,970,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 ($1,140,000) and September 30, 2014 ($830,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through September 30, 2006, the Fund incurred approximately $8,230,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2007.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Prior to August 28, 2006, net investment income was declared as a daily dividend and distributed to shareholders monthly. Effective August 28, 2006, net investment income is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 1,507,256
Capital loss carryforwards	$ (1,970,000)
Net unrealized appreciation (depreciation) on investments	$ (6,816,675)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2006	2005
Distributions from ordinary income*	$ 31,635,052	$ 60,878,444

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Prior to January 13, 2006, the Portfolio made a daily allocation of its investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended September 30, 2006, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations, including the purchases and sales of securities as a stand-alone fund and the Limited-Duration Plus Portfolio) aggregated $291,933,136 and $537,150,294, respectively. Purchases and sales of US Treasury obligations aggregated $443,405,237 and $479,442,873, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Fund.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to January 13, 2006, the management fee payable under the Investment Management Agreement was equal to an annual rate of 0.70% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. From January 14, 2006 to June 30, 2006, the management fee payable under the Investment Management Agreement was equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays an investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.500%
Next $500 million of such net assets	.485%
Next $1.0 billion of such net assets	.470%
Over $2.0 billion of such net assets	.455%

For the period from October 1, 2005 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund, including expenses allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage and interest) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.86%
Class C	1.48%
Investment Class	.86%

For the period from October 1, 2005 through January 13, 2006, the Investment Management Fee charged to the Portfolio was $1,517,873, which is included in the expenses allocated from the Portfolio on the Statement of Operations, of which $625,126 was waived, which was equivalent to an annualized effective rate of 0.41%.

For the period from January 14, 2006 through September 30, 2006, the Investment Management Fee charged to the Fund was $2,452,759, which was equivalent to an annual effective rate of 0.60%.

Administrator Service Fee. Prior to July 1, 2006, Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Fund's administrator. For its services as administrator, ICCC received a fee (the "Administrative Service Fee") of 0.35% of the Fund's average daily net assets. For the period from October 1, 2005 through January 13, 2006, the Administrative Service Fee was $756,435, of which $7,572 was waived.

Effective January 14, 2006, the Administrator Service Fee was changed to 0.34%, 0.35% and 0.35% for Class A, Class C and Investment Class, respectively, computed and accrued daily and payable monthly. For the period from January 14, 2006 through June 30, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2006	Annualized Effective Rate
Class A	$ 142,537	$ 105,239	$ —	.09%
Class C	183,732	128,728	—	.10%
Investment Class	589,366	438,469	—	.09%
	$ 915,635	$ 672,436	$ —

ICCC served as Administrator for the Scudder Limited-Duration Plus Portfolio for the period from October 1, 2005 through January 13, 2006 and received a fee of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from October 1, 2005 to January 13, 2006, the Administrator Service Fee was $108,420 and is included in the expenses allocated from the Portfolio.

Effective July 1, 2006, the Administrative Services Agreement with ICCC was terminated. The Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the period from July 1, 2006 through September 30, 2006, DeIM received an Administration Fee of $122,624, of which $39,098 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, C and Investment Class shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. Prior to July 1, 2006, the fees were paid under the Administrative Service Agreement with ICCC. For the period from July 1, 2006 through September 30, 2006, the amounts charged to the Fund by DWS-SISC for transfer agency services were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Class A	$ 17,596	$ 17,596	$ —
Class C	21,047	21,047	—
Investment Class	30,176	30,176	—
	$ 68,819	$ 68,819	$ —

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor and DeIM, receives a fee ("Distribution Fee") of 0.25% and 0.75% of average daily net assets of Class A and C shares, respectively. Pursuant to this agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A and C shares. For the year ended September 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at September 30, 2006
Class A	$ 241,808	$ 225,120	$ —
Class C	884,793	143,884	—
	$ 1,126,601	$ 369,004	$ —

In addition, DWS-SDI provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for Class C and Investment Class shares. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at September 30, 2006	Annual Effective Rate
Class C	$ 286,411	$ 286,411	$ —	.00%
Investment Class	696,348	621,888	—	.02%
	$ 982,759	$ 908,299	$ —

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2006 aggregated $10,618.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1.00% of the value of the shares redeemed for Class C. For the year ended September 30, 2006, the CDSC for Class C shares aggregated $10,163. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2006, DWS-SDI received $3,391 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $23,040, of which $6,480 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by DeIM. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay DeIM a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended September 30, 2006, the Advisor reimbursed the Fund $4,127, which represented a portion of the expected fee savings for the Advisor through June 30, 2006 related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended September 30, 2006, the custodian fee was reduced by $6,556 for custodian credits earned.

E. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Prior to November 17, 2004, the objective of the Fund was to maintain a stable net asset value of $10 per share. The Fund declared a reverse stock split immediately subsequent to any such distributions at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

Since the Fund's net asset value fluctuates after November 16, 2004, the Fund no longer follows a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,376,956	$ 23,320,541	3,676,622	$ 36,777,177
Class C	905,064	8,863,078	1,230,968	12,504,092
Investment Class*	3,842,505	37,739,193	13,121,936	132,872,317
		$ 69,922,812		$ 182,153,586
Shares issued to shareholders in reinvestment of distributions
Class A	457,730	$ 4,483,150	765,327	$ 7,672,546
Class C	510,819	5,001,496	801,745	8,037,947
Investment Class*	2,001,850	19,622,469	3,911,554	39,233,083
		$ 29,107,115		$ 54,943,576
Shares redeemed
Class A	(6,241,292)	$ (61,208,548)	(21,225,517)	$ (213,309,424)
Class C	(5,212,516)	(51,084,656)	(13,726,440)	(138,045,730)
Investment Class*	(28,947,780)	(283,954,240)	(123,271,295)	(1,243,807,971)
		$ (396,247,444)		$ (1,595,163,125)
Redemption fees		$ 6,398		$ 4,973
Net increase (decrease)
Class A	(3,406,606)	$ (33,404,797)	(16,783,568)	$ (168,858,414)
Class C	(3,796,633)	(37,217,851)	(11,693,727)	(117,503,619)
Investment Class*	(23,103,425)	(226,588,471)	(106,237,805)	(1,071,698,957)
		$ (297,211,119)		$ (1,358,060,990)

* On October 23, 2006, Investment Class was renamed Class S.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

I. Payments made by Affiliates

During the year ended September 30, 2006, the Advisor fully reimbursed the Fund $5,596 for losses incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets.

J. Subsequent Event

On June 28, 2006, the Fund's Board approved renaming the Fund's existing Investment Class shares to Class S shares. This renaming of this class was completed on October 23, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Advisor Funds (formerly Scudder Advisor Funds) and the Shareholders of DWS Short Duration Plus Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Plus Fund (formerly Scudder Limited-Duration Plus Fund) (the "Fund") at September 30, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the periods indicated therein ended on or prior to September 30, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated November 19, 2004 expressed an unqualified opinion on those statements.

Boston, Massachusetts November 27, 2006	PricewaterhouseCoopers LLP

Tax Information

Consult your tax advisor for state specific information.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Short Duration Plus Fund (the "Fund") was held on June 1, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Advisor Funds.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	439,214,704.469	3,753,093.585
Dawn-Marie Driscoll	439,224,192.946	3,743,605.108
Keith R. Fox	439,230,602.032	3,737,196.022
Kenneth C. Froewiss	439,255,986.088	3,711,811.966
Martin J. Gruber	439,184,395.908	3,783,402.146
Richard J. Herring	439,254,370.904	3,713,427.150
Graham E. Jones	439,202,833.057	3,764,964.997
Rebecca W. Rimel	439,229,633.088	3,738,164.966
Philip Saunders, Jr.	439,157,742.341	3,810,055.713
William N. Searcy, Jr.	439,269,874.890	3,697,923.164
Jean Gleason Stromberg	439,256,234.415	3,711,563.639
Carl W. Vogt	439,195,306.566	3,772,491.488
Axel Schwarzer	439,210,622.946	3,757,175.108

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,627,063.133	992,695.322	1,583,873.017	12,641,579.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,557,806.496	1,030,390.552	1,615,434.424	12,641,579.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,225,438.920	1,248,915.809	1,729,276.743	12,641,579.000

III. Approval of Revised Fundamental Investment Restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,487,356.698	1,388,052.795	328,221.979	12,641,579.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,451,900.823	1,423,508.670	328,221.979	12,641,579.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,524,938.198	1,350,471.295	328,221.979	12,641,579.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,528,820.198	1,325,014.728	349,796.546	12,641,579.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,514,138.327	1,339,696.599	349,796.546	12,641,579.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,511,869.198	1,341.965.728	349,796.546	12,641,579.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,496,888.198	1,356,946.728	349,796.546	12,641,579.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,463,219.073	1,390,615.853	349,796.546	12,641,579.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,503,792.198	1,350,042.728	349,796.546	12,641,579.000

III-U. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,476,266.015	1,377,568.911	349,796.546	12,641,579.000

V. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Advisor Funds.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
417,769,769.140	2,715,885.592	3,342,376.322	19,139,767.000

The Meeting was reconvened on June 27, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

VII. Approval of a Rule 12b-1 Plan.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,137,118.921	253,687.567	367,832.291	1,868,320.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment advisory agreement with DeAM in September 2006. The Fund's current investment advisory agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeAM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment advisory agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeAM and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeAM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeAM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM by similar funds and institutional accounts advised by DeAM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeAM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeAM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeAM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeAM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Investment Class shares) was in the 1st quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended June 30, 2006 and has underperformed its benchmark in the five-year period ended June 30, 2006. The Board recognized that DeAM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeAM. The Board considered extensive information regarding DeAM, including DeAM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeAM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeAM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeAM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeAM the cost allocation methodology used to determine DeAM's profitability. In analyzing DeAM's costs and profits, the Board also reviewed the fees paid to and services provided by DeAM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeAM and its affiliates as a result of DeAM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeAM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeAM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeAM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeAM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeAM and its affiliates) research services from third parties that are generally useful to DeAM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeAM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeAM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeAM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2006

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		88
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006), and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Cloverleaf Transportation Inc. (trucking);	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS RREEF Real Estate Fund, Inc. (since 2006) and DWS RREEF Real Estate Fund II, Inc. (since 2006); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 1999

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 1999

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2002

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 1986

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2006

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2006

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; Director, DWS Global High Income Fund, Inc. (since August 2006), DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C
Nasdaq Symbol	PPIAX	PPLCX
CUSIP Number	23336Y 748	23336Y 730
Fund Number	418	718
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	DBPIX
Fund Number	822

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, September 30, 2006, DWS Short Duration Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS SHORT DURATION PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$54,000	$128	$0	$0
2005	$19,300	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$73,180	$0
2005	$309,400	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$0	$136,355	$89,635	$225,990

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006